                         [AGCO CORPORATION LETTERHEAD]


STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Robert J. Ratliff, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of AGCO Corporation, and, except as corrected or supplemented in a subsequent covered report:

                  - No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  - No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  - Annual Report on Form 10-K for the year ended December 31, 2001 of AGCO Corporation;

                  - All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of AGCO Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  -  Any amendments to any of the foregoing.


/s/ Robert J. Ratliff            8/5/02
-----------------------------------------
Robert J. Ratliff                 Date       Subscribed and sworn to
Chairman, President and CEO                  before me this 5th day of
                                             August 2002.

                                             /s/ Dorothy B. Herrington
                                             -------------------------------
                                             Notary Public

                                             My Commission Expires:
                                             Notary Public, Forsyth County, GA
                                             My Commission Expires Nov. 17, 2005

                         [AGCO CORPORATION LETTERHEAD]


STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Andrew H. Beck, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of AGCO Corporation, and, except as corrected or supplemented in a subsequent covered report:

                  - No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  - No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  - Annual Report on Form 10-K for the year ended December 31, 2001 of AGCO Corporation;

                  - All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of AGCO Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  -  Any amendments to any of the foregoing.


/s/ Andrew H. Beck              8/5/02
----------------------------------------
Andrew H. Beck                   Date        Subscribed and sworn to
Senior Vice President and CFO                before me this 5th day of
                                             August 2002.

                                             /s/ Dorothy B. Herrington
                                             -------------------------------
                                             Notary Public

                                             My Commission Expires:
                                             Notary Public, Forsyth County, GA
                                             My Commission Expires Nov. 17, 2005